UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 14, 2023

Commercial Metals Company

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

1-4304	75-0725338
(Commission File Number)	(IRS Employer Identification No.)

6565 N. MacArthur Blvd. Irving, Texas	75039
(Address of Principal Executive Offices)	(Zip Code)

(214) 689-4300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	CMC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On December 14, 2023, Commercial Metals Company (the “Company”) issued a press release announcing a change in its segment reporting structure. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference. In addition, on December 14, 2023, the Company made available on its website the investor presentation furnished as Exhibit 99.2 hereto and incorporated herein by reference.

Beginning with its first fiscal quarter of 2024, the Company realigned its segment reporting structure to include three reportable segments: North America Steel Group, Europe Steel Group and Emerging Businesses Group. The Company will continue to report Corporate and Eliminations separately from its reportable segments.

•

The North America Steel Group segment is primarily composed of all recycling, steel mill, rebar fabrication, fence post fabrication, and post-tension cable operations that were previously included within the Company’s former North America segment.

•	The Europe Steel Group segment is primarily composed of all recycling, steel mill, and steel fabrication operations that were previously included within the Company’s former Europe segment.

•

The Emerging Businesses Group segment is composed of all Tensar® geogrid and Geopier®, CMC Construction Services™, Performance Reinforcing Steel, CMC Anchoring Systems, and Impact Metals™ operations, all of which were previously reported as part of the Company’s former North America segment, with the exception of geogrid operations located outside of North America, which were previously included within the Company’s former Europe segment.

The decision to realign the Company’s segment reporting structure was made to reflect (i) the evolution of the Company’s solutions offerings outside of traditional steel products, (ii) the growing importance of non-steel solutions to the Company’s financial results and future outlook, and (iii) the Company’s chief operating decision maker’s approach to performance assessment, strategic decision-making, and the allocation of capital resources.

The information in this Current Report on Form 8-K is presented for informational purposes only in connection with the above-described segment reporting change. The press release furnished as Exhibit 99.1 hereto includes recast unaudited historical financial information and operating statistics for fiscal years 2022 and 2023. The segment reporting change has no impact on the Company’s consolidated balance sheets and the consolidated statements of earnings, comprehensive income, cash flows and stockholders’ equity previously reported on the basis of accounting principles generally accepted in the United States. The recast historical financial information and operating statistics provided do not represent a restatement of previously issued financial information and operating statistics. The updated segment reporting structure will be reflected in the results reported in the Quarterly Report on Form 10-Q for the fiscal quarter ended November 30, 2023.

The information in this Item 7.01 of Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section and is not incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release issued by Commercial Metals Company on December 14, 2023

99.2	Investor Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL METALS COMPANY
Date: December 14, 2023

	By:	/s/ Paul J. Lawrence
	Name:	Paul J. Lawrence
	Title:	Senior Vice President and Chief Financial Officer